Exhibit 99.1

United States Bankruptcy Court

Southern District of Texas

Corpus Christi Division

Case Name:	Seahawk Drilling Inc., Debtor in Possession	(1) (2) (3)	Petition Date:	2/11/2011
Case Number:	11-20089

Monthly Operating Report Summary for Month - April / Year 2011

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month (6) 4/30/2011	Month 4	Month 5
Revenues	4,231,305	9,355,194	8,216,764
Income Before Interest, Taxes, Depr., Amort.	(6,629,006)	(2,127,964)	31,965,342 (7)
Net Income (Loss)	(6,764,992)	(2,978,267)	31,639,408
Payments to Insiders	(1,969,502)	(103,914)	(161,708)
Payments to Professionals	—	(75,000)	(3,792,803)
Total Disbursements	(14,207,890)	(9,936,438)	(30,251,975)

	Required Insurance Maintained As of Signature Date		Exp Date
Casualty	Yes (X)	No ( )	6/30/2011
Liability	Yes (X)	No ( )	6/30/2011
Vehicle	Yes (X)	No ( )	6/30/2011
Workers	Yes (X)	No ( )	6/30/2011
Other	Yes (X)	No ( )	6/30/2011

Circle One
Are all accounts receivable being collected within terms?	Yes ( )	No (X) (4)
Are all post-petition liabilities, including taxes, being paid within terms?	Yes (X)	No ( )
Have any pre-petition liabilities been paid?	Yes (X)	No ( )
If so, describe:	Only as approved in 1st day order and interim DIP order; taxing authorities, insurance, employee benefits / expense reports, Natixis bank group
Are all funds received being deposited into DIP bank accounts?	Yes (X)	No ( )
Were any assets disposed of outside the normal course of business?	Yes (X)	No ( )
If so, describe:	Sonora assets; April: completed asset sale to Hercules (see footnote 6 below
Are all U.S. Trustee Quarterly Fee Payments current?	Yes (X)	No ( ) (5)
What is the status of your Plan of Reorganization?	Filed Friday, May 20, 2011

Attorney Name	Berry D. Spears
Firm Name	Fulbright & Jaworski L.L.P.
Address	1301 McKinney
Suite 5100
City, State, ZIP	Houston, TX 77010
Telephone/Fax	713.651.5151

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR) is true and correct.

/s/ James R. Easter	Title	Senior V.P. and Chief Financial Officer
(Original Signature)

James R. Easter		5/27/11
(Print Name of Signatory)		(Date)

(1)	The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached; the following entities are included in the joint administration: Seahawk Drilling, Inc., Seahawk Global Holdings, LLC, Seahawk Drilling Management, LLC, Seahawk Drilling, LLC, Seahawk Drilling USA, LLC, Seahawk Offshore Management, LLC,

Energy Supply International, LLC, Seahawk Mexico Holdings, LLC.

(2)	By agreement with the US Trustee, these reports are to be provided 30 days following each month end.
(3)	Prepared according to GAAP, unless otherwise noted
(4)	Outstanding receivables were collected within the same time period consistent with our pre-filing experience. However, effective 4/27, all receivables were sold to Hercules Offshore, Inc.
(5)	Debtor believes as of May 26th, all payments are current and up to date
(6)	On April 27, 2011 the Debtors sold all drilling assets and related working capital assets to Hercules Offshore, Inc. under the court approved asset purchase agreement and received $25,000,012 cash and 22,321,425 shares of HERO stock
(7)	Includes $38M gain on sale of assets (see footnote 6)

MOR 1

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Comparative Balance Sheets

Description	Filing Date*	Month 2/28/2011	Month 3/31/2011	Month 4/30/2011	Month 4	Month 5

ASSETS
Cash and Cash Equivalents	$4,071,237	$3,300,277	$2,658,364	$14,440,970
Trade Receivables, net	17,987,928	16,798,437	16,271,656	—
Inventory	—	—	—	—
Deferred Income Taxes	0	0	0	0
Due from Pride	1,440,670	1,440,670	1,440,670	1,440,670
Insurance Claims	2,072,172	1,922,467	1,925,741	1,927,134
Other Current Assets	7,346,857	6,774,007	2,513,034	1,593,627
ST Investments (3)	—	—	—	126,785,694
Assets Held for Sale	112,300,000	112,300,000	112,648,691	—

Total Current Assets	145,218,864	142,535,858	137,458,156	146,188,094

Property, Plant & Equipment (Net)	—	—	—	—

Other Long Term Assets	—	—	—	—
Deferred Cost - Long Term Portion	—	—	—	—
Goodwill	—	—	—	—

Total Other Long Term Assets	—	—	—	—

TOTAL ASSETS	$145,218,864	$142,535,858	$137,458,156	$146,188,094

LIABILITIES & SHAREHOLDERS EQUITY
Pre-petition Liabilities
Accounts Payable	12,660,585	9,756,143	9,440,014	425,129
Pride	17,181,355	17,224,790	17,224,790	17,224,790
Notes Payable - Secured	—	—	—	—
Priority Debt	—	—	—	—
Payoll Taxes	86,667	212,993	—	—
Unsecured Debt	—	—	—	—
Other	36,274,816	31,908,482	31,315,471	30,670,153

Total Pre-petition Liabilities	66,203,423	59,102,408	57,980,274	48,320,071
Post-petition Liabilities
Accounts Payable	—	358,387	748,671	641,622
Due to Pride	—	184,235	627,937	868,735
Accrued Expenses	—	7,103,468	8,568,763	7,572,550
Current Debt	17,900,000	20,726,911	18,114,402	5,750,000
Other Current Liabilities	—	701,772	0	0

Total Post-petition Liabilities	17,900,000	29,074,774	28,059,773	14,832,907

Total Current Liabilities	84,103,423	88,177,182	86,040,047	63,152,978	(1)

Pre-petition Long-Term Liabilities:
Long-Term Accruals and Provisions	2,097,818	2,097,818	2,144,109	2,123,808
Intercompany Accounts Payable	354,908,443	354,916,671	354,908,078	354,905,978	(2)
Deferred Income Taxes - Long Term	—	—	—	—

Total Long Term Liabilities	357,006,261	357,014,488	357,052,187	357,029,786

TOTAL LIABILITIES	441,109,684	445,191,670	443,092,234	420,182,765

Total Shareholders Equity	(295,890,820)	(302,655,812)	(305,634,079)	(273,994,670)

TOTAL LIABILITIES & SHAREHOLDERS EQUITY	$145,218,864	$142,535,858	$137,458,156	$146,188,094

*	Per Schedules and Statement of Affairs
(1)	April 22, 2011 was the claims bar date in the debtors cases. The debtors are now reconciling claims to those scheduled.
(2)	Claims bar date was April 22, 2011. Debtors expect to eliminate Intercompany payables. Will be reconciled and reported according to GAAP in subsequent months.
(3)	22.3 Million shares of Hercules stock at $5.68/share at market close on April 27, 2011

MOR 2 / 3

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Schedule of Post-Petition Liabilities

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 4	Month 5

Pre-Petition Liabilities:
Trade accounts payable	$9,756,143	$9,440,014	$425,129
Due to pride	17,224,790	17,224,790	17,224,790
Short-term debt - secured	—
Accrued expenses and other current liabilities
Contingency claims	11,561,084	11,734,606	11,734,606
Payroll and benefits	—	—	—
Accrued medical insurance	4,688,454	4,214,381	3,671,518
Payroll taxes	212,993	—	—
Other taxes	25,000	25,000	25,000
Deferred mobilization revenue	86,667	—	—
Customer advances	—	—	—
Accrued rent	667,257	667,257	667,257
Accrued professional fees	49,005	2,845	—
Other accrued expenses	14,831,015	14,671,381	14,571,771

Total accrued expenses and other current liabilities	32,121,475	31,315,471	30,670,153
Long-term accruals and provisions	2,097,818	2,144,109	2,123,808
Intercompany accounts payable	354,916,670	354,908,078	354,905,978	(1)

Total Pre-Petition Liabilities	416,116,896	415,032,461	405,349,857

Post-Petition Liabilities:
Trade Accounts Payable	358,387	748,671	641,622
Due to Pride	184,235	627,937	868,735
Short-term debt	20,726,911	18,114,402	5,750,000
Accrued expenses and other current liabilities
Contingency claims	—	34,433	32,863
Payroll and benefits	630,030	998,717	842,918
Accrued medical insurance	—	—	—
Payroll taxes	567,905	659,101	795,854
Other taxes	95,911	120,911	295,911
Deferred mobilization revenue	256,806	—	—
Customer advances	358,300	—	—
Accrued rent	—	23,009	46,017
Accrued professional fees	1,053,705	1,141,301	2,760,036
Other accrued expenses	4,842,584	5,591,292	2,798,951

Total accrued expenses and other current liabilities	7,805,241	8,568,764	7,572,550
Long-term accruals and provisions	—	—	—
Intercompany accounts payable	—	—	—

Total Post-Petition Liabilities	$29,074,775	$28,059,774	$14,832,907

(1)	Claims bar date was April 22, 2011 Expect to eliminate Intercompany payable. Will be reconciled and reported according to GAAP in subsequent months.

MOR 4

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Aging of Post-Petition Liabilities as of April 30, 2011

Days	Total	Trade Accounts	Federal Taxes	State Taxes	Ad Valorem, Other Taxes

0-30	1,293,221	322,367	805,785	(9,931)	175,000

31-60	359,255	319,255	—	—	40,000

61-90	80,911	—	—	—	80,911

91+	—	—	—	—	—

TOTAL SEAHAWK	1,733,387	641,622	805,785	(9,931)	295,911

Aging of Accounts Receivable

Month	Month 2/28/2011	Month 3/31/2011	Month 4/30/2011	Month 4	Month 5

0-30	13,302,498	12,019,703	—

31-60	3,249,761	4,349,870	—

61-90	292,314	3,001	—

91+	(46,136)	(100,919)	—

TOTAL SEAHAWK	16,798,437	16,271,656	—

MOR 5

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Statement of Income (Loss)

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month (1) 4/30/2011	Month 4	Month 5	Filing to Date
Operating Revenue	4,267,470	8,609,672	7,975,567 (2)			20,852,709
Mob/Demob/Reimbursable Revenue	(36,165)	745,522	241,197			950,553

Total Revenues	4,231,305	9,355,194	8,216,764			21,803,263

Costs and Expenses
Operating Costs
Wages & Burden	1,359,019	3,385,738	3,643,825			8,388,583
Repairs & Maintenance / Supplies	337,772	620,916	502,250			1,460,937
Rental Expenses	168,731	(58,929)	183,140			292,942
Other Operating Costs	738,915	1,217,365	1,857,368			3,813,647
Mob/Demob/Reimbursable Expense	253,764	561,216	(50,166)			764,813
Other Direct Costs	619,881	2,760,362	100,152			3,480,395

Total Operating Costs	3,478,080	8,486,668	6,236,569			18,201,317

Depreciation & Amortization	—	—	—			—
General & Administrative	7,261,188	2,616,530	5,648,080			15,525,798
(Gain) Loss on Sale of Fixed Assets	—	—	(35,553,707)			(35,553,707)
Impairment of Fixed Assets	—	—	(200,018)			(200,018)

Operating Income (Loss)	(6,507,964)	(1,748,004)	32,085,840			23,829,873

Other Income (Expense)
Interest Income (Expense)	(131,481)	(804,012)	(312,603)			(1,248,096)
Other Income (Expense)	(121,042)	(379,960)	(120,499)			(621,501)

Income Before Income Taxes	(6,760,487)	(2,931,975)	31,652,739			21,960,276

Income Tax Expense (Benefit)	4,505	46,291	13,330			64,127

Income (Loss) from Continuing Operations	(6,764,992)	(2,978,267)	31,639,408			21,896,149

(1)	On April 27, 2011 the Debtors sold all drilling assets and related working capital assets to Hercules Offshore, Inc. under the court approved asset purchase agreement and received $25,000,012 cash and 22,321,425 shares
(2)	Drilling revenues for April was 27 days at which point the assets were sold to Hercules Offshore, Inc.

MOR 6

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Statement of Cash Flows

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011		Month 4	Month 5

Beginning Cash Balance	4,071,237	3,300,277	2,658,364

Contract Drilling	6,035,902	9,180,203	10,852,454
Other	813,007	114,322	25,031,987

Total Cash Receipts	6,848,909	9,294,525	35,884,441		—	—

Operating Expenses	(1,022,663)	(2,829,125)	(2,931,824)
Payroll	(2,298,422)	(4,030,567)	(3,174,576)
Insurance	(3,520,032)	—	—
Pride Wyoming	—	—	—
Ordinary Course Professionals	—	—	—
Rent	—	—	—
G&A and Other	—	—	—

Total Cash Disbursements	(6,841,117)	(6,859,692)	(6,106,400)		—	—

Net Cash Flow From Operations	7,792	2,434,833	29,778,041		—	—

Restructuring Related
CIC and LTIP Payments	(2,305,217)	—	(68,461)
Restructuring Professionals	—	(75,000)	(3,792,803)
U.S. Trustee	—	—	—

Total Restructuring Related	(2,305,217)	(75,000)	(3,861,264)		—	—

Financing Fees
Natixis Facility Repayment	(17,900,000)	—	—
DIP Fees	—	—	(1,577,465)
DIP Interest	—	(389,237)	(192,203)
DIP Borrowings (Repayment)	19,426,465	(2,612,509)	(12,364,503	)(1)

Total Financing Payments / Borrowing	1,526,465	(3,001,746)	(14,134,171)		—	—

Ending Cash Balance	3,300,277	2,658,364	14,440,970		—	—

(1)	DE Shaw DIP loan was repaid ($18.1M) during April and received $5.8M under the new Hayman DIP agreement

MOR 7

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Cash Account Reconciliation - Month of 4/1/11 - 4/30/11

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

Bank Name Account Number Account Type	30647841 SDI	Checking 38749957 SDI	38749965 SDI	30803656 SH Drlg LLC	Checking 38751256 SH Drlg LLC	38751264 SH Drlg LLC	30648414 SH Drlg LLC	30806072 ESI
Bank Balance	2,850,804	0	0	0	0	0	0	0
Deposit in Transit	0	0	0	0	0	0	0	0
Outstanding Checks	0	(70,109)	0	0	(66,584)	0	0	0
Adjustment Bank Balance	1	(2,857)	(2,500)	0	17,158	0	0	2,352
Beginning Cash - Per Books	2,850,805	(72,966)	(2,500)	0	(49,426)	0	0	2,352
Receipts*	35,884,315	126	0	0	0	0	0	0
Intercompany	0	0	0	0	0	0	0	0
Transfers Between Accounts	(12,556,267)	336,404	0	0	887,168	0	0	0
— DIP Financing	(14,134,171)	0	0	0	0	0	0	0
— Checks / Other Disbursements	(4,238,308)	(507,338)	0	0	(832,677)	0	0	0
— Adjustment	0	0	0	0	(61,285)	0	0	(2,352)
Sub-Total Disbursements	(18,372,479)	(507,338)	0	0	(893,962)	0	0	(2,352)
Ending Cash - Per Books *	7,806,374	(243,774)	(2,500)	0	(56,220)	0	0	0

Bank Name Account Number Account Type	Checking 38803853 ESI	30765063 SDM	38751248 SDM	30806099 SDM	Checking 38803845 SDM	Encore 303093849 SH Mx Holdings	Encore 30327498 SDI	Total
Bank Balance	0	0	0	0	0	0	0	2,850,804
Deposit in Transit	0	0	0	0	0	0	0	0
Outstanding Checks	(74,484)	0	0	0	(14,738)	0	0	(225,915)
Adjustment Bank Balance	(2,977)	2,598	(4,868)	21,550	3,018	0	0	33,475
Beginning Cash - Per Books	(77,461)	2,598	(4,868)	21,550	(11,720)	0	0	2,658,364
Receipts*	0	0	0	0	0	0	0	35,884,441
Intercompany	0	0	0	0	0	0	0	0
Transfers Between Accounts	709,951	598,555	0	2,977,856	58,297	0	6,988,036	0
— DIP Financing	0	0	0	0	0	0	0	(14,134,171)
— Checks / Other Disbursements	(667,365)	(598,555)	0	(2,977,856)	(61,982)	0	0	(9,884,081)
— Adjustment	2,352	(2,598)	4,868	(21,550)	(3,018)	0	0	(83,583)
Sub-Total Disbursements	(665,013)	(601,153)	4,868	(2,999,406)	(65,000)	0	0	(24,101,835)
Ending Cash - Per Books *	(32,523)	0	0	0	(18,423)	0	6,988,036	14,440,970

*	Numbers should balance (match) Total Receipts and Total Disbursement lines on MOR 7.

MOR 8

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Payments to Insiders and Professionals

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME / COMP TYPE	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 4	Month 5
1. Randall D. Stilley / Salaries & Wages	24,128	48,256	48,256
Randall D. Stilley / Restricted Stock Vesting, Non-cash	740,889	—	—
Randall D. Stilley / Expense Reimbursement	9,948	—	4,479
2. William C. Hoffman / Salaries & Wages	15,432	30,865	30,865
William C. Hoffman / Restricted Stock Vesting, Non-cash	445,084	—	—
3. Alejandro Cestero / Salaries & Wages	5,499	—	—
Alejandro Cestero / PTO Payout	2,909	—	—
Alejandro Cestero / Restricted Stock Vesting, Non-cash	179,053	—	—
Alejandro Cestero / Expense Reimbursement	40	—	—
4. Raymond Gonzales / Salaries & Wages	4,855	—	—
Raymond Gonzales / PTO Payout	1,831	—	—
Raymond Gonzales / Restricted Stock Vesting, Non-cash	46,500	—	—
5. James R. Easter / Salaries & Wages	12,397	24,794	24,794
James R. Easter / Restricted Stock Vesting, Non-cash	116,241	—	—
James R. Easter / Expense Reimbursement	120	—	1,082
6. Robert E. Moore / Salaries & Wages	5,048	—	—
Robert E. Moore / PTO Payout	2,654	—	—
Robert E. Moore / Restricted Stock Vesting, Non-cash	69,750	—	—
7. Stephen Snider / Board of Directors Restricted Stock Vesting, Non-cash	78,101	—	—
8. Franklin F. Myers / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—
Franklin F. Myers / Salaries & Wages	—	—	17,411
9. Ed P. Segner III / Board of Directors Restricted Stock Vesting, Non-cash	25,910	—	—
Ed P. Segner III / Salaries & Wages	—	—	17,411
10. Mark E. Baldwin /Board of Directors Restricted Stock Vesting, Non-cash	25,910	—	—
11. Richard J. Alario /Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—
12. John T. Nesser III /Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—
John T. Nesser / Salaries & Wages	—	—	17,411
TOTAL INSIDERS	1,969,502	103,914	161,708

PROFESSIONALS	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 4	Month 5
1. Simmons & Co.		75,000	2,197,250
2 Alvarez & Marsal			500,000
3 Fulbright & Jaworski			487,268
4 Akin Gump			96,021
5 Heller, Draper, Hayden, Patrick & Horn, LLC			150,087
6 Jones Day			120,000
7 Vinson & Elkins LLP			189,748
8 Jordan, Hyden, Womble, Culbreth & Holzer, PC			52,429
TOTAL PROFESSIONALS	—	75,000	3,792,803	—	—

MOR 9

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Exhibit A - Disbursements

Entity	Case No.	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 4	Month 5
SEAHAWK DRILLING LLC	11-20088	(25,679)	(238,901)	(893,963)
SEAHAWK DRILLING INC.	11-20089	(9,647,089)	(5,882,454)	(25,044,627)
SEAHAWK MEXICO HOLDINGS LLC	11-20090
SEAHAWK DRILLING MANAGEMENT LLC	11-20091	(3,265,300)	(528,580)	(605,006)
SEAHAWK OFFSHORE MANAGEMENT LLC	11-20092	(1,269,822)	(3,149,377)	(3,041,015)
ENERGY SUPPLY INTERNATIONAL LLC	11-20093		(137,126)	(667,365)
SEAHAWK GLOBAL HOLDINGS LLC	11-20094
SEAHAWK DRILLING USA LLC	11-20095

Total Disbursements (same as MOR-1 disbursements)		(14,207,890)	(9,936,438)	(30,251,975)	—	—